Exhibit 10.30

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                     5:00 P.M., NEW YORK TIME, APRIL 7, 2005

125,000 Warrants

                                     WARRANT


         This Warrant certifies that JAMES NICHOLSON, 4 Patrick Natale Court, Stony Point, New York, 10980, or his registered assigns, is the registered holder of Warrants to purchase, at any time from June 2, 2002, until 5:00 P.M. New York City time on April 7, 2005 ("Expiration Date"), up to one-hundred twenty-five thousand (125,000) shares (the "Shares") of fully-paid and non-assessable common stock, no par value per share (the "Common Stock"), of Frontline Communications Corp., a Delaware corporation (the "Company") subject to the terms and conditions set forth herein. This Warrant and any Warrant resulting from a transfer or subdivision of this Warrant shall sometimes hereinafter be referred to as a "Warrant" or, collectively, as the "Warrants".

              I. Exercise of Warrants. Each Warrant is exercisable to purchase one share of Common Stock at a purchase price of $.08 per Share, subject to the adjustment provisions below, payable in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of this Warrant,


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along with a) the duly executed "Form of Election to Purchase" annexed hereto as exhibit "A"; b) the duly executed "Investment Representation Letter" annexed hereto as exhibit "B"; and c) payment of the Purchase Price (as hereinafter defined) for the Shares purchased, at the Company's principal offices (presently located at One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965) the registered holder of a Warrant ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares so purchased. The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole only (but not as to fractional shares of the Common Stock).


         2. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


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

         The certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

         This Warrant and, upon exercise of the Warrants, the certificates representing the Shares shall bear a legend substantially similar to the following:


         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."



         3. Restriction on Transfer of Warrants. The Holder of this Warrant, by its acceptance thereof, covenants and agrees that the Warrants and the shares of Common Stock issuable upon exercise of the Warrants are being acquired as an investment and not with a view to the distribution thereof.

         4. Price.


              4.1. Initial and Adjusted Purchase Price. The initial purchase price of each Warrant shall be $.08 per Share. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Article 5 hereof.

         4.2. Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.


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



         5. Adjustments of Purchase Price and Number of Shares.

              5.1. Dividends and Distributions. In case the Company shall at any time pay a dividend in shares of Common Stock, then upon such dividend or distribution, the Purchase Price in effect immediately prior to such event shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Purchase Price in effect immediately prior to such dividend or distribution by the total number of shares of Common Stock outstanding immediately after such issuance or sale.


              5.2. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

              5.3. Adjustment in Number of Shares. Upon each adjustment of the Purchase Price pursuant to the provisions of this Article 5, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Purchase Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.

              5.4. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than

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

a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

              6. Exchange and Replacement of Warrants. Each Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.


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

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

         7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

         8. Reservation of Shares. The Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Purchase Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

         9. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:


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

                                     (a) the Company  shall take a record of the
                  holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                                     (b)  the  Company  shall  offer  to all the
                  holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                                     (c) a  dissolution,  liquidation or winding
                  up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.


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

         10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                                     (a)  If  to  a  registered  Holder  of  the
                  Warrants, to the address of such Holder as shown on the books of the Company; or

                                     (b) If to the  Company,  to the address set
                  forth in Section 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

         11. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the day and year first above written.


[SEAL]                          Frontline Communications Corporation


                                By: /s/
                                    ---------------------------------------
                                    Name: Stephen J. Cole-Hatchard
                                    Title: CEO


Attest:

-------------------------


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



                                    EXHIBIT A

To:    Frontline Communications Corp.
       One Blue Hill Plaza
       POB 1548
       Pearl River, New York 10965



ELECTION TO EXERCISE


       The  undersigned   hereby   exercises  his  or  its  rights  to  purchase
________________ Shares covered by the within Warrant and tenders payment herewith in the amount of $_______________ in accordance with the terms thereof, certifies that he owns this Warrant free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:


                           ------------------------------------------

                           ------------------------------------------

                           ------------------------------------------
                           Print Name, Address, and Social Security or Tax Identification Number of Person Receiving Shares


Dated:_________________, 200__


Your Name: _____________________________
                  (Print)

Address:     ______________________________


Signature:  ______________________________


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



                                    EXHIBIT B


                        Investment Representation Letter


                                                         ________________, 200__

Frontline Communications Corp.
One Blue Hill Plaza
POB 1548
Pearl River, New York 10965


Gentlemen:

                  In connection with the issuance to the undersigned of ____________ shares (the "Shares") of common stock (the "Common Stock") of Frontline Communications Corp. (the "Company") upon exercise of that certain warrant issued by the Company in favor of the undersigned, the undersigned hereby represents, warrants to, and covenants with the Company as follows:

                  The undersigned understands that (A) the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, based upon applicable exemptions from such registration requirements; (B) the Shares are "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) a legend to the foregoing effect will be placed on the certificate or certificates representing the Shares; and (E) stop transfer instructions with respect to the foregoing will be placed with the transfer agent for the Common Stock with respect to the Shares;

         The undersigned is acquiring the Shares solely for the account of the undersigned for investment purposes only, and not with a current view towards the distribution thereof;

                  (iii) The undersigned agrees that the undersigned will not sell, transfer, hypothecate or otherwise dispose of the Shares other than pursuant to an effective registration statement under the Act unless prior thereto the Company receives either an opinion, in form and substance reasonably acceptable to the Company, of the Company's counsel or counsel for the undersigned reasonably acceptable to the Company, that the proposed transaction may be effected without compliance with the registration provisions of the Act;


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

                  (iv) The undersigned (or the representative of the undersigned if the undersigned is an entity) has had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on behalf of the Company, concerning the Company and its financial condition, and all such questions, if any, have been answered to the full satisfaction of the undersigned (or such representative);

                  (v) The undersigned (or the representative of the undersigned if the undersigned is an entity) has the financial and business expertise and experience required to make an informed investment decision with respect to the Company and the Shares;

                  (vi) The undersigned hereby agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned herein; and

                  (vii) In rendering any opinion to the transfer agent for the Common Stock with respect to the issuance of the Shares, counsel for the Company may rely on the representations of the undersigned contained herein as if they were made directly to them.


                                     ----------------------------------
                                     Name of Investor [please print]


                                     ----------------------------------
                                     Signature of Investor


                                     ----------------------------------
                                     Title(if signed on behalf of an entity)


                                     ----------------------------------
                                     Address of Investor



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

                                    EXHIBIT C


                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)


         FOR VALUE RECEIVED, ___________________________ hereby sells, assigns, and transfers unto _____________________________ a Warrant to purchase _____________ shares of Common Stock, $.01 par value per share, of Frontline Communications Corp. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ______________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated: ________________, 200__


Signature _________________________________


Signature Guaranteed:



NOTICE


         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.


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